COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2017
Contractual commitments [Abstract]
Disclosure of commitments and contingent liabilities [text block]
27. Commitments and contingencies
The Company has entered into a number of contractual commitments for capital items relating to operations and development. At December 31, 2017, these commitments totalled $51.4 million, $48.5 million of which is expected to fall due over the next 12 months. This compares to commitments of $130.2 million as at December 31, 2016, $103.2 million of which was expected to fall due over the upcoming year. Certain contractual commitments may contain cancellation clauses; however, the Company discloses its commitments based on management’s intent to fulfill the contracts.